Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
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Commitments and Contingencies

21.	Commitments and contingencies

Lease Commitments

The Company leases its corporate headquarters under an agreement, which expires in the fourth quarter of 2021. If the lease is not terminated by Merus N.V., it will be automatically renewed for a period of two years. The agreed rental price is €0.4 million per year. On May 1, 2018, the Company leased additional space to expand its corporate headquarters under a separate agreement. Under the terms of the new agreement, the term began on May 1, 2018 and expires in the fourth quarter of 2021. The agreed upon rental price is €0.6 million per year.

For leases that contain fixed increases in the minimum annual lease payment during the original term of the lease, the Company recognizes rental expense on a straight-line basis over the lease term and records the difference between rent expense and the amount currently payable as deferred rent, as a component of other liabilities and accruals. For the years ended December 31, 2018, 2017 and 2016 the Company recognized €1.3 million, €0.6 million and €0.3 million, respectively, for rent and service charges related to the leased office space. In addition, the Company has provided deposits totaling €0.3 million and €0.1 million included in other assets as of December 31, 2018, and December 31, 2017, respectively.

Future minimum lease payments under these leases as of December 31, 2018 are as follows:

Less than one year	1,579
Between one and five years	3,106
More than five years	—

Total	4,685

The Company is contractually obligated to return leased space in good order, repair and condition excluding ordinary wear and tear upon termination of the lease agreement. The Company’s asset retirement obligations were not significant as of December 31, 2018 and 2017.

The Company’s contractual obligations associated with non-real estate leases were not significant as of December 31, 2018 and 2017.

In March 2019, the Company entered in a lease agreement for approximately 7,583 square feet of office space in Cambridge, Massachusetts. Refer to Note 22 for further details.

Commitments Related to the Collaboration and License Agreements

Under the Incyte collaboration and license agreement, the Company and Incyte have agreed to collaborate with respect to the research, discovery and development of bispecific antibodies utilizing the Company’s proprietary bispecific technology platform. The collaboration encompasses up to 11 independent programs, including some of the Company’s current preclinical immuno-oncology discovery programs. For one of the current programs, concerning MCLA-145, the Company retains the exclusive right to develop and commercialize products and product candidates in the U.S., while Incyte has the exclusive right to develop and commercialize products and product candidates arising from such program outside the U.S. For MCLA-145, the Company and Incyte will conduct and share equally the costs of mutually agreed global development activities and will be solely responsible for independent development activities in the respective territories. The actual amounts that the Company may pay to Incyte or that Incyte may pay to the Company will depend on numerous factors outside of the Company’s control, including the success of certain clinical development efforts with respect to MCLA-145, the content and timing of decisions made by the regulators, the reimbursement and competitive landscape around MCLA-145 and other factors.

In addition, the Company has commitments to make potential future milestone payments to third parties under certain of its license arrangements. These milestones primarily relate to the initiation and results of clinical trials, obtaining regulatory approval in various jurisdictions and the future commercial success of development programs, the outcome and timing of which are difficult to predict and subject to significant uncertainty. In addition to the milestones discussed above, the Company is obligated to pay royalties on future sales, which are contingent on generating levels of sales of future products that have not been achieved and may never be achieved.

Other Funding Commitments

As of December 31, 2018, the Company had several ongoing clinical and nonclinical studies for its various pipeline programs. The Company enters into contracts in the normal course of business with contract research organizations and clinical sites for the conduct of clinical trials, professional consultants for expert advice and other vendors for clinical supply manufacturing or other services. These contracts are generally cancellable, with notice, at the Company’s option and do not have significant cancellation penalties.

During 2018, the Company entered into certain contracts to purchase property, plant and equipment in 2019 for €0.6 million.

Guarantees

The Company indemnifies its officers and directors for certain events or occurrences while the officer or director is, or was, serving at the Company’s request in such capacity. The maximum potential amount of future payments the Company could be required to make is unlimited; however, the Company has directors’ and officers’ insurance coverage that is intended to limit its exposure and enable it to recover a portion of any future amounts paid.

The Company enters into certain agreements with other parties in the ordinary course of business that contain indemnification provisions. These typically include agreements with directors and officers, business partners, contractors, landlords, clinical sites and customers. Under these provisions, the Company may indemnifies and holds harmless the indemnified party for losses suffered or incurred by the indemnified party as a result of the Company’s activities, such as gross negligence, willful misconduct or at times, other activities. These indemnification provisions may survive termination of the underlying agreements. The maximum potential amount of future payments the Company could be required to make under these indemnification provisions may be unlimited. However, to date the Company has not incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. As a result, the estimated fair value of these obligations is minimal. Accordingly, the Company did not have any liabilities recorded for these obligations as of December 31, 2018 and 2017.

Litigation

On March 11, 2014, Regeneron Pharmaceuticals, Inc. (“Regeneron”) filed a complaint in the U.S. District Court for the Southern District of New York, alleging that the Company was infringing one or more claims in Regeneron’s U.S. Patent No. 8,502,018, entitled “Methods of Modifying Eukaryotic Cells.” In 2015, the trial court entered judgments finding that the Company does not infringe the claims of the Patent No. 8,502,018, that the patent is invalid, and that the patent was procured through inequitable conduct and is unenforceable. On July 27, 2017 the U.S. Court of Appeals for the Federal Circuit affirmed the trial court’s conclusion that Regeneron engaged in inequitable conduct before the U.S. Patent and Trademark Office while prosecuting the Patent No. 8,502,018 and affirmed that the Patent No. 8,502,018 is unenforceable. On December 26, 2017, the Federal Circuit denied Regeneron’s petition for rehearing and rehearing en banc seeking a review of that decision and on October 1, 2018, the Supreme Court of the U.S. denied Regeneron’s petition for certiorari, rendering the case finally resolved in the Company’s favor.

On March 26, 2018, the trial court granted the Company’s motion for attorneys’ fees, expert fees, and costs associated with the Company’s defense of the above litigation, and ordered the parties to address the amount of the award. The Company provided a detailed explanation of its attorneys’ fees, expert fees, and costs of such award, which Regeneron responded to, seeking a reduction of the amount. The matter was fully briefed as of May 18, 2018, and the court issued an Order on June 25, 2018, which published on July 10, 2018, granting the Company’s motion for $8,332,453.46 in attorneys’ fees, $465,390.34 in expert fees, and $1,717,100.69 in litigation expenses and costs, along with pre- and post-judgment interest. Regeneron appealed the decision awarding attorneys’ fees to the Company to the Federal Circuit, filing its opening brief on November 7, 2018.

On March 11, 2014, Regeneron served a writ in the Netherlands alleging that the Company was infringing one or more claims in their European patent EP 1 360 287 B1. The Company had opposed that patent in June 2014. On September 17, 2014, Regeneron’s patent EP 1 360 287 B1 was revoked in its entirety by the European Opposition Division of the European Patent Office (the “EPO”). In Europe, an appeal hearing occurred in October and November 2015 at the Technical Board of Appeal for the EPO at which time the patent was reinstated to Regeneron with amended claims. On October 2, 2017, the Company filed an appeal with the Technical Board of Appeal for the EPO to address whether the patent having claims amended during the course of opposition complies with Art. 84 EPC, Art. 123(2) EPC and Rule 80 EPC. On May 25, 2018, at Regeneron’s request, a hearing before the Technical Board of Appeals for the EPO was scheduled for September 13, 2018, to address whether the description of EP 1 360 287 B1 patent having claims amended during the course of opposition complies with Art. 84 EPC, Art. 123(2) EPC and Rule 80 EPC. The Technical Board of Appeals provided preliminary views on the matter on August 23, 2018, after which the Company’s appeal filed on October 2, 2017 was withdrawn on September 5, 2018.

The costs incurred in the above litigation and opposition were €1.4 million, €1.0 million and €1.5 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Regeneron also previously raised opposition proceedings against certain of the Company’s patents in jurisdictions including Europe, Japan and Australia.

On December 20, 2018, the Company signed a global settlement and cross-license agreement with Regeneron, where the parties have agreed to end all pending litigation and opposition proceedings pertaining to the Company’s and Regeneron’s respective antibody generation technologies. Regeneron also purchased 600,000 of the Company’s common shares at a price of $25 per share for total aggregate proceeds of $15.0 million. The cross-license and stock purchase were made in conjunction with the agreement to withdraw Regeneron’s appeal of the fee award, and agreement to dismissal of all claims to approximately $10.5 million for the reimbursement of attorneys’ fees and other expenses, plus interest, awarded to Merus by the trial court. Under the terms of the settlement, Regeneron has withdrawn its appeal of the decision awarding attorneys’ fees to the Company as a result of the U.S. District Court litigation described above. In addition, Regeneron has dismissed its stayed case in the Netherlands asserting the EP 1 360 287 B1 patent, and both parties have withdrawn all pending oppositions as of December 20, 2018.

On April 5, 2018, an unnamed third party and Regeneron filed notices of opposition against the Company’s EP 2604625 patent, entitled “Generation of Binding Molecules,” in the EPO. The notices asserted, as applicable, added subject matter, lack of novelty, lack of inventive step, and insufficiency. Regeneron will no longer be pursuing this opposition pursuant to December 20, 2018 settlement. On August 20, 2018, the Company timely responded to these submissions, with proceedings to be ongoing with respect to the unnamed third party. An opposition hearing is scheduled for June 2019. As this opposition proceeding continues, the Company cannot be certain that the Company will ultimately prevail.

From time to time, the Company may be involved in various other claims and legal proceedings relating to claims arising out of the Company’s operations. The Company is not currently a party to any other material legal proceedings.